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                                                                   EXHIBIT 10.41

                                 TEPPCO GP, INC.

               UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS

                               IN LIEU OF MEETING

                                FEBRUARY 13, 2002

         Pursuant to the provisions of Section 141(f) of the General Corporation Law of the State of Delaware (the "General Corporation Law"), the undersigned, being the members of the Board of Directors of TEPPCO GP, Inc., a Delaware corporation, acting on its own behalf and in its capacity as general partner of each of TE Products Pipeline Company, Limited Partnership, a Delaware limited partnership, TCTM, L.P. a Delaware limited partnership, and TEPPCO Midstream Companies, L.P., a Delaware limited partnership, do hereby consent in writing to the adoption of the resolutions attached hereto without the holding of a meeting, such resolutions to have the same force and effect as if duly adopted at a meeting of the Board of Directors which was duly called and held in accordance with Section 141 of the General Corporation Law.

         IN WITNESS WHEREOF, the undersigned directors have executed this consent as of the date set forth above.



                                            /s/ William L. Thacker
                                            ------------------------------------
                                            William L. Thacker


                                            /s/ Barry R. Pearl
                                            ------------------------------------
                                            Barry R. Pearl


                                            /s/ Charles H. Leonard
                                            ------------------------------------
                                            Charles H. Leonard


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                                 TEPPCO GP, INC.

                             RESOLUTIONS ADOPTED BY

                          UNANIMOUS WRITTEN CONSENT OF

                             THE BOARD OF DIRECTORS

                                FEBRUARY 13, 2002



                          SHELF REGISTRATION STATEMENT

         WHEREAS, on November 30, 2001, pursuant to directives of the Board of Directors of Texas Eastern Products Pipeline Company, LLC, a Delaware limited liability company ("TEPPCO"), the officers of TEPPCO and TEPPCO GP, Inc., a Delaware corporation (the "Company"), filed a registration statement (the "Registration Statement") on Form S-3 (File No. 333-74286) with the Securities and Exchange Commission (the "Commission") in order to register under the Securities Act of 1933, as amended (the "Securities Act") offerings by TEPPCO Partners, L.P., a Delaware limited partnership (the "MLP"), from time to time of units of limited partner interests ("Units") or debt securities ("Debt Securities") and including as co-registrants each of TE Products Pipeline Company, Limited Partnership, a Delaware limited partnership ("TE Products"), TCTM, L.P., a Delaware limited partnership ("TCTM"), TEPPCO Midstream Companies, L.P., a Delaware limited partnership ("TMC") and Jonah Gas Gathering Company, a Wyoming general partnership ("Jonah" and, collectively with TE Products, TCTM and TMC, the "Subsidiary Guarantors"), with respect to any guarantees of Debt Securities ("Guarantees") by such Subsidiary Guarantors, and including a related prospectus (the "Prospectus") together with the exhibits;

         WHEREAS, on January 17, 2002, February 4, 2002, and February 8, 2002, such officers of TEPPCO and the Company filed amendments to the Registration Statement with the Commission;

         WHEREAS, on February 12, 2002, the officers of TEPPCO and the Company filed an amendment to the Registration Statement together with a supplement to the Prospectus (the "Prospectus Supplement") relating to the offering of $500 million of Senior Notes due 2012 (the "2012 Notes") with the Commission;

         WHEREAS, on February 12, 2002, the staff of the Commission declared the Registration Statement effective;

         NOW, THEREFORE, BE IT RESOLVED, that any and all actions taken by or on behalf of the officers of the Company, for and on behalf of the Subsidiary Guarantors, related to the preparation and filing of the Registration Statement (including all amendments thereto), any exhibits thereto, the Prospectus and the Prospectus Supplement are hereby, in all respects, authorized, adopted, ratified, confirmed and approved; and



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         RESOLVED, that the appropriate officers of the Company be, and each of them individually is, authorized, empowered and directed, for and on behalf of the Subsidiary Guarantors, to cause to be prepared, executed and filed with the Commission such further amendments and post-effective amendments to the Registration Statement and exhibits thereto or supplements to the Prospectus constituting a part thereof, and to take all such further action, as may, in the judgment of such officers, be necessary, desirable or appropriate to maintain the effectiveness of the Registration Statement; and

                          APPROVAL OF BLUE SKY MATTERS

         RESOLVED, that the appropriate officers of the Company be, and each of them individually is, acting for and on behalf of Subsidiary Guarantors, hereby authorized, empowered and directed, for and on behalf of the Subsidiary Guarantors, to determine the states in which action should be taken to qualify or register for sale therein all or part of Debt Securities (and any related Guarantees) and to perform such acts as may, in the judgment of such officers, be necessary, desirable or appropriate in order to comply with the applicable laws of such states, and in connection therewith to execute and fill all requisite papers and documents, including but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process.

                             ISSUANCE OF GUARANTEES

         RESOLVED, that each of the Subsidiary Guarantors are authorized to issue Guarantees relating to the 2012 Notes to be issued and sold pursuant to the Registration Statement and that the appropriate officers of the Company be, and each of them individually is, authorized, empowered and directed to negotiate with the underwriters the terms of the Guarantees and the terms of the Indenture (as hereinafter defined) under which the Guarantees may be issued; and

         RESOLVED, that the appropriate officers of the Company be, and each of them individually is, authorized, empowered and directed, on behalf and in the name of each of the Subsidiary Guarantors, to issue Guarantees of the 2012 Notes and, in connection with such issue, to determine the form and terms of the Guarantees of the 2012 Notes to be issued by the Subsidiary Guarantors and such other terms, conditions and provisions as such officers shall deem appropriate; and

         RESOLVED, that the President and any Vice President of the Company be, and each of them individually is, authorized, empowered and directed, in the name and on behalf of the Subsidiary Guarantors, and, if required, under its company seal attested by its Secretary or Assistant Secretary, to execute and deliver an Indenture substantially in the form previously presented to the Board of Directors, with such changes therein as the officer executing the same may approve, such approval to be conclusively evidenced by the execution thereof, and that such officers are authorized to execute and deliver, in similar manner, supplemental agreements thereto including a First Supplemental Indenture relating to the 2012 Notes (the indenture, as amended by the First Supplemental Indenture and any additional supplemental agreements thereto, referred to herein as the "Indenture"); that the 2012 Notes and related Guarantees be issued in accordance with the Indenture; and that the officers of the Company be, and each of them individually is, further authorized, empowered and directed to do, in the name and on

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behalf of the Company or any of the Subsidiary Guarantors, any and all acts which they, in their discretion, may deem necessary or advisable to make the Indenture the valid and effective act and agreement of each of the Subsidiary Guarantors; and

         RESOLVED, that the officers of the Company be, and each of them individually is, authorized, empowered and directed, in the name and on behalf of the Company or any of the Subsidiary Guarantors, to execute and deliver such other agreements, documents, certificates and instruments as may be required by any fiduciary in connection with the Indenture or as may be necessary or appropriate in connection with the issuance and sale of the2012 Notes and related Guarantees; and

         RESOLVED, that the Guarantees of the 2012 Notes, or any form of Indenture, notation on the 2012 Notes or other instrument evidencing such Guarantees, as the case may be, shall be executed in the name and on behalf of each of the Subsidiary Guarantors by the President and/or any Vice President, and, if required, attested by the Treasurer and/or any Assistant Treasurer or the Secretary or any Assistant Secretary; that the signature of each of such officers on such Indenture, notation or other such instrument evidencing such Guarantees may be manual or facsimile; that any Indenture, notation on the 2012 Notes or such other instrument evidencing the Guarantees bearing the manual or facsimile signatures of the individuals who were at any time officers of the Company shall bind each Subsidiary Guarantor notwithstanding that such individuals or any of them cease to hold such offices prior to the authentication of the 2012 Notes and related Guarantees and the issuance of any such Guarantee or the delivery of such 2012 Notes and related Guarantee; and that such Guarantee shall be in such form and of such character as shall be set forth in the respective Indenture or as shall otherwise be approved by the President or any Vice President; and

                             UNDERWRITING AGREEMENT

         RESOLVED, that the President and any Vice President of the Company be, and each of them individually is, authorized, empowered and directed, in the name and on behalf of the Company, in its own capacity and in the name and on behalf of each of the Subsidiary Guarantors (in its capacity as general partner of the Subsidiary Guarantors), to execute and deliver an Underwriting Agreement relating to the offer and sale of the 2012 Notes substantially in the form previously presented to the Board of Directors, with such changes therein as the officer executing the same may approve, such approval to be conclusively evidenced by the execution thereof; and

                           JONAH GAS GATHERING COMPANY

         RESOLVED, that the Company, in its capacity as general partner of Jonah and on behalf of and in its capacity as general partner of TCM, the other general partner of Jonah, authorizes and approves all matters set forth in these resolutions to be undertaken by, in the name of and on behalf of Jonah, including without limitation (i) the execution and delivery of the Indenture by Jonah as a Subsidiary Guarantor and any evidence of the Guarantee of Jonah and
(ii) the execution and delivery of the Underwriting Agreement of the 2012 Notes;


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         RESOLVED, that Company, in its capacity as general partner of Jonah and on behalf of and its capacity as general partner of TCM, the other general partner of Jonah, hereby causes each of the partners of Jonah to designate the Company as Managing Partner of Jonah (as such term is used in the agreement of partnership of Jonah), which designation is made hereby by agreement of all the partners of Jonah notwithstanding any provision of the agreement of partnership of Jonah to the contrary; and

         RESOLVED, that the President or any Vice President of the Company be, and each of them individually is, authorized, empowered and directed, to prepare, execute, deliver and perform such agreements, documents and other instruments in the name and on behalf of Jonah (in the Company's capacity as Managing Partner of Jonah) and to take such other action, in the name or on behalf of Jonah, as each of such officers, in his discretion, shall deem necessary or advisable to carry out the intent of or to effect the foregoing resolutions and the transactions contemplated thereby, the taking of such action and the preparation, execution, delivery and performance of any such agreements, documents and other instruments or the performance of any such act shall be conclusive evidence of the authorization and approval of this Board of Directors and of each of the partners of Jonah, and all matters relating thereto;

         RESOLVED, that any and all actions taken by or on behalf of the officers of the Company in the name and on behalf of Jonah prior to the adoption of these resolutions, which are within the authority conferred hereby, are hereby in all respects authorized, adopted, ratified, confirmed and approved; and

         RESOLVED, that any and all actions taken by or on behalf of Jonah as set forth in these resolutions, which have been authorized and approved by all partners of Jonah, shall be valid actions of Jonah notwithstanding any provision of the agreement of partnership of Jonah to the contrary, which agreement shall be deemed modified to the extent necessary to further the intent and purposes of these resolutions.

                                 FURTHER ACTION

         RESOLVED, that the appropriate officers of the Company be, and each of them individually is, authorized, empowered and directed, to prepare, execute, deliver and perform such agreements, documents and other instruments and to take such other action, in the name or on behalf of the Company or either of the Subsidiary Guarantors, to pay or cause to be paid on behalf of the Company or either of the Subsidiary Guarantors, such related costs and expenses, and to execute and deliver or cause to be executed and delivered such other notices, requests, demands, directors, consents, approvals, orders, applications, certificates, agreements, undertakings, supplements, amendments, further assurances or other instruments or communications, under the corporate seal of the Company, or otherwise, as each of such officers, in his discretion, shall deem necessary or advisable to carry out the intent of or to effect the foregoing resolutions and the transactions contemplated thereby, the taking of such action and the preparation, execution, delivery and performance of any such agreements, documents and other instruments or the performance of any such act shall be conclusive evidence of the approval of this Board of Directors thereof and all matters relating thereto; and


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         RESOLVED, that any and all actions taken by or on behalf of the officers of the Company prior to the adoption of these resolutions, which are within the authority conferred hereby, are hereby in all respects authorized, adopted, ratified, confirmed and approved.





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